                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

Delaware                    001-32122     13-3692801
(State or other             (Commission   (IRS Employer
jurisdiction of             File Number)  Identification
incorporation or                          Number)
organization)

388 Greenwich Street, New York, New York                               10013
(Address of principal executive offices)                             (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17CFR
     230.425)

[]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange  Act  (17CFR  240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

      This current report on Form 8-K relates to a distribution  made to holders of the  Certificates  issued  by the  TIERS  Tens  Certificates  Trust LTR
      1998-4.

      The  issuer  of  the  underlying  securities,  or  guarantor  thereof,  or successor thereto, as applicable,  is subject to the information reporting requirements  of the  Securities  Exchange  Act of 1934,  as amended  (the
      "Exchange  Act").  Periodic reports and other  information  required to be filed  pursuant  to the  Exchange  Act,  by the  issuer of the  underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference  facilities  maintained by the Securities and Exchange  Commission  (the  "Commission")  at 450 Fifth
      Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at  "http://www.sec.gov" at which users can view and download  copies of reports,  proxy and  information  statements and other information  filed  electronically  through the Electronic Data Gathering,
      Analysis and Retrieval system.  Neither Structured  Products Corp. nor the trustee has  participated in the preparation of such reporting  documents, or made any due diligence  investigation  with respect to the  information provided therein.  Neither  Structured  Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance  that events  affecting  the issuer of the  underlying securities,  or guarantor thereof, or successor thereto, as applicable, or the underlying  securities have not occurred or have not yet been publicly disclosed  which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect  to the  October  15,  2004
                    Distribution Date for the TIERS Tens Certificates  Trust LTR
                    1998-4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:  /s/ Mark C. Graham
                                        Name:   Mark C. Graham
                                        Title:  Authorized Signatory

October 15, 2004

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the October 15, 2004              5
         Distribution Date for the TIERS Tens Certificates Trust
         LTR 1998-4

                                 Exhibit 1

To the Holders of:
TIERS Tens Certificates, Series LTR 1998-4
*CUSIP:   871928BH9

U.S. Bank Trust National Association, as Trustee for the TIERS Tens Certificates
Trust LTR 1998-4,  hereby gives notice with respect to the Distribution  Date of
October 15, 2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $10 Certificate, is as set forth below:

           Principal        Interest         Total Distribution
           $  0.000000      $ 0.350000       $ 0.350000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

4.   $10,000,000 aggregate principal amount of Loews Corporation 7% Senior Notes due October 15, 2023 (the "Term Assets") are held for the above trust.

5.   At the close of business on the Distribution Date,  1,000,000  Certificates representing  $10,000,000  aggregate  Certificate  Principal  Balance  were outstanding.

6.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any  representation  made as to its  correctness.  It is  included solely for the convenience of the Holders.